Exhibit 10.1

EXECUTION VERSION

{00040897.1}    HOU:3370904.6
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 21, 2013 (the “Effective Date”), is entered into by and among MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), each of the Lenders party hereto (the “Lenders”), WELLS FARGO Bank, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”) and, solely for the purpose set forth in Section 21 of this Amendment, Bank of America, N.A., Deutsche Bank AG New York Branch and UBS AG, Stamford Branch (each, an “Exiting Lender”).
PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Lenders, the Exiting Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 27, 2011 (as hereby amended and as from time to time further amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility; and
WHEREAS, the Borrower has now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement; and
WHEREAS, the Administrative Agent and Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower ratify and confirm all of its obligations under the Credit Agreement and the other Loan Documents;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.    Amendments to Section 1.01.

(a)Section 1.01 of the Credit Agreement is hereby amended to restate the definitions of “Fee Letter”, “Issuing Bank”, “Maturity Date” and “Wells Fargo Fee Letter” in their entirety as follows:

“Fee Letter” means, individually and collectively as the context may require, (i) the Wells Fargo Fee Letter, (ii) the letter agreement dated October 30, 2013, among the Borrower, SunTrust Bank and SunTrust Robinson Humphrey, Inc. pertaining to certain fees payable to SunTrust Bank in its capacity as an Issuing Bank, (iii) the letter agreement dated October 30, 2013, among the Borrower, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC pertaining to certain fees payable to JPMorgan Chase Bank, N.A., in its capacity as an Issuing Bank and (iv) any letter agreement entered into between the Borrower and a Lender that becomes an Issuing Bank after the Effective Date as provided in the definition of “Issuing Bank” pertaining to fees payable to such Person in its capacity as an Issuing Bank; provided that, to the extent any Fee Letter or other agreement provides for fronting fees to be paid to one Issuing Bank in an amount higher than the fronting fees paid to the other Issuing Banks under their respective Fee Letters, such higher fronting fees shall be automatically incorporated into the Fee Letters of such other Issuing Banks without any further action by any Person and such higher fronting fees shall thereafter benefit and be paid to such other Issuing Banks as if the same were set out therein.
“Issuing Bank” means each of Wells Fargo Bank, National Association, SunTrust Bank, JPMorgan Chase Bank, N.A., any Lender that is an issuing bank of an Existing Letter of Credit and any other Lender as agreed by the Borrower and the Administrative Agent, each in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“Maturity Date” means the earlier of (x) the later of (i) November 21, 2018 and (ii) the then current Extended Maturity Date, if applicable, and (y) the date which is the effective date of any other termination, cancellation or acceleration of all Commitments hereunder in accordance with the terms hereof.
“Wells Fargo Fee Letter” means the letter agreement dated October 30, 2013, between the Borrower, the Administrative Agent and Wells Fargo Securities, LLC pertaining to certain fees payable to the Administrative Agent and to Wells Fargo Bank, N.A., in its capacity as an Issuing Bank.
(b)Section 1.01 of the Credit Agreement is hereby amended to restate the pricing grid set forth in the definition of “Applicable Rate” in its entirety as follows:

Index Debt Ratings	ABR Spread	Eurodollar Spread and LMIR Spread	Commitment Fee Rate
Category 1 ≥A-/A3	0.00%	1.00%	0.100%
Category 2 BBB+/Baa1	0.125%	1.125%	0.125%
Category 3 BBB/Baa2	0.25%	1.25%	0.175%
Category 4 BBB-/Baa3	0.50%	1.50%	0.225%
Category 5 ≤BB+/Ba1	0.75%	1.75%	0.275%

(c)Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions of “Anti-Corruption Laws”, “Letter of Credit Commitment”, “OFAC”, “Sanctioned Country” and “Sanctioned Person” in proper alphabetical order:

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Letter of Credit Commitment” means, for each Issuing Bank, the obligation of such Issuing Bank to issue Letters of Credit in an aggregate amount not exceeding the amount set forth on Schedule 2.01 hereto or as set forth in any commitment agreement entered into by any Lender appointed as an Issuing Bank by the Borrower in accordance with the terms hereof.
“OFAC” has the meaning assigned to such term in Section 3.14.
“Sanctioned Country” has the meaning assigned to such term in Section 3.14.
“Sanctioned Person” has the meaning assigned to such term in Section 3.14.
(d)Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Nominee” in its entirety.

3.    Amendment to Section 2.04(a). Section 2.04(a) of the Credit Agreement is hereby amended to restate clause (i) thereof in its entirety as follows:

“(i) the aggregate principal amount of outstanding Swingline Loans exceeding $100,000,000 or”.
4.    Amendment to Section 2.05(b). Section 2.05(b) of the Credit Agreement is hereby amended to restate the last sentence thereof in its entirety as follows:

“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the aggregate outstanding amount of Letters of Credit issued by the relevant Issuing Bank shall not exceed such Issuing Bank’s Letter of Credit Commitment, (ii) the aggregate LC Exposure shall not exceed $250,000,000 and (iii) the sum of the total Revolving Credit Exposures shall not exceed the total Commitments.”
5.    Amendment to Section 2.14(b). Section 2.14(b) of the Credit Agreement is hereby amended to insert the phrase “or liquidity” immediately after the word “capital” and immediately before the word “requirements”.

6.    Amendment to Section 2.18(b). Section 2.18(b) of the Credit Agreement is hereby amended to delete the word “or” before clause (iii) thereof and insert the word “or” and the following new clause (iv) immediately after the end of clause (iii) thereof:

“(iv) any Lender is a Non-Consenting Lender,”
7.    Amendment to Section 2.19. Section 2.19 of the Credit Agreement is hereby amended to restate paragraphs (a) and (b) thereof in their entirety as follows:

“(a)    If no Default, Event of Default or Material Adverse Change shall have occurred and be continuing at the time of delivery of the Commitment Increase Notice, the Borrower may at any time and from time to time request an increase of the aggregate Commitments by notice to the Administrative Agent in writing of the amount of such proposed increase (such notice, a “Commitment Increase Notice”); provided, however, that (i) each such increase shall be at least $10,000,000, (ii) the cumulative increase in Commitments after the Effective Date pursuant to this Section 2.19 shall not exceed $200,000,000 without the approval of the Required Lenders, (iii) the Commitment of any Lender may not be increased without such Lender’s consent, and (iv) the aggregate amount of the Lenders’ Commitments shall not exceed $1,200,000,000 without the approval of the Required Lenders. Following any Commitment Increase Notice, the Borrower may, in its sole discretion, but with the consent of the Administrative Agent, each Issuing Bank and the Swingline Lender as to any Person that is not at such time a Lender (which consent shall not be unreasonably withheld or delayed), offer to any existing Lender or to one or more additional banks or financial institutions the opportunity to participate in all or a portion of the increased Commitments pursuant to paragraph (b) or (c) below, as applicable. Promptly and in any event within five (5) Business Days after receipt of notice from the Borrower of its desire to offer such increased Commitments to certain existing Lenders, to the additional banks or financial institutions identified therein or such additional banks or financial institutions identified by the Administrative Agent and approved by the Borrower, the Administrative Agent shall notify such proposed lenders of the opportunity to participate in all or a portion of such increased Commitments.
(b)    Any Lender that accepts an offer to it by the Borrower to increase its Commitment pursuant to this Section 2.19 shall, in each case, execute a Commitment Increase Agreement, in substantially the form attached hereto as Exhibit C, with the Borrower and the Administrative Agent, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and the definition of Commitment in Section 1.01 and Schedule 2.01 hereof shall be deemed to be amended to reflect such increase. No Lender shall have any obligation whatsoever to agree to increase its Commitment. Each Commitment Increase Agreement shall be irrevocable and shall be effective upon notice thereof by the Administrative Agent at the same time as that of all other increasing Lenders.”
8.    Amendment to Section 2.20.

(a)    Section 2.20 of the Credit Agreement is hereby amended to restate the second sentence of paragraph (a) thereon in its entirety as follows:

“In connection with the exercise of an Extension Option, the Borrower may, by written notice to the Administrative Agent (a “Notice of Extension”) given not later than 30 days prior to the then effective Maturity Date, advise the Lenders that it requests an extension of the then effective Maturity Date (such then effective Maturity Date being the “Existing Maturity Date”) by one (1) year.”
(b)    Section 2.20 of the Credit Agreement is hereby amended to restate the second sentence of paragraph (c) thereof in its entirety as follows:

“If the Required Lenders so consent (the “Consenting Lenders”) to such extension, which consent may be withheld in its sole and absolute discretion, and any and all Lenders who have not consented (the “Non-Consenting Lenders”) are replaced pursuant to paragraph (d) of this Section 2.20 or repaid pursuant to paragraph (e) of this Section 2.20 (to the extent required), then the Maturity Date, and the Commitments of the Consenting Lenders and any Lenders that replaced the Non-Consenting Lenders pursuant to paragraph (d) of this Section 2.20, shall be automatically extended one (1) year from the Existing Maturity Date.
(c)    Section 2.20 of the Credit Agreement is hereby further amended to restate paragraph (d) thereof in its entirety as follows, delete paragraph (e) thereof in its entirety and redesignate paragraph (f) thereof as paragraph (e):

(d)    In the event the Consenting Lenders hold less than 100% of the sum of the aggregate Revolving Credit Exposures and unused Commitments, the Borrower may replace the Commitments of the Non-Consenting Lenders pursuant to the provisions of Section 2.18(b).
9.    Amendment to Article III. Article III of the Credit Agreement is hereby amended to add the following new Section 3.14 to the end of said Article:

“Section 3.14    OFAC; Anti-Corruption Laws. Neither the Borrower nor any of its Subsidiaries (a) is an “enemy” or “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United Stated (50 U.S.C. App. §§ 1 et seq.), as amended, (b) is in violation of (i) the Trading with the Enemy Act, as amended, (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), or any enabling legislation or executive order relating thereto or (iii) the Act (as defined in Section 9.14), (c) is a Sanctioned Person (as hereinafter defined), (d) has more than 10% of its assets in Sanctioned Countries (as hereinafter defined) or (e) derives more than 10% of its operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any Loan will be used directly or, to the knowledge of the Borrower, indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Country. No part of the proceeds of any Loan will be used, to the knowledge of the Borrower, directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person. As used herein, “Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and available at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time and “Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available as http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a

Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC. The Borrower and its Subsidiaries are in compliance with Anti-Corruption Laws in all material respects.”
10.    Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended to restate clause (c) thereof in its entirety as follows:

“(c)    any Restricted Subsidiary may sell, transfer or otherwise dispose of assets or merge or consolidate with or into another Person, in each case, which transaction is not otherwise permitted by any other clause of this Section, provided that the aggregate book value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) in any fiscal year shall not exceed 10% of Consolidated Net Tangible Assets as reflected in the Borrower’s audited consolidated balance sheet delivered for the most recently ended fiscal year; and”
11.    Amendment to Exhibit C. Exhibit C of the Credit Agreement is hereby amended to delete the three instances of “$1,000,000,000” and insert in place thereof “$1,200,000,000”.

12.    Amendment to Exhibit D. Exhibit D of the Credit Agreement is hereby amended to delete the three instances of “$1,000,000,000” and insert in place thereof “$1,200,000,000”.

13.    Amendment to Schedule 2.01. Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 in the form attached hereto.

14.    Conditions Precedent. This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)    No Default or Event of Default shall have occurred and be continuing.

(b)    No Material Adverse Effect shall have occurred since December 31, 2012.

(c)    The Administrative Agent (or its counsel) shall have received (i) from each party hereof, a counterpart of this Amendment signed on behalf of such party and (ii) from the Borrower, a Note executed by the Borrower in favor of each Lender requesting a Note and in the amount of such Lender’s Commitment after giving effect to this Amendment.

(d)    The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Latham & Watkins LLP, counsel for the Borrower and covering such matters relating to the Borrower and this Amendment as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

(e)The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the General Partner, the authorization of this Amendment and any other legal matters relating to the Borrower and the General Partner or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(f)The Administrative Agent and the Joint Bookrunners and Lead Arrangers shall have received (i) all fees, including all fees payable to the Lenders, (ii) payment in full of all Obligations owing to the Exiting Lenders, and (iii) other amounts due and payable on or prior to the Effective Date, to the extent invoiced at least two Business Days prior to the Effective Date, required to be reimbursed or paid by the Borrower hereunder.

(g)All governmental and third party approvals necessary in connection with the financing contemplated hereby shall have been obtained and be in full force and effect.

(h)The aggregate amount of the Lenders’ Commitments is $1,000,000,000 on the Effective Date.

15.    Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

16.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the Effective Date, except to the extent any such representation and warranty is stated to relate to an earlier date in which case such representation and warranty was true and correct on and as such earlier date; provided, that the aforementioned materiality qualifier shall not apply to the extent any representations and warranties contain a materiality qualifier within such representation and warranty, (d) no Default or Event of Default exists and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

17.    Indemnity. The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 9.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

18.    Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

19.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

20.    Amendment is a Loan Document; References to Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended by this Amendment.

21.    Exiting Lenders. Upon the Effective Date, (a) the Commitments of the Exiting Lenders shall be reallocated among the Lenders to reflect the Commitments set forth on Schedule 2.01 to the Credit Agreement, as amended by this Amendment, and (b) each Exiting Lender shall cease to be a “Lender” under the Credit Agreement and the other Loan Documents and the Credit Agreement shall have no further force and effect as to such Exiting Lenders other than such provisions that expressly survive termination of the Commitments. Each Exiting Lender joins in the execution of this Amendment solely for the purpose of evidencing its agreement to this Section 21 and for no other purpose.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
BORROWER:

MAGELLAN MIDSTREAM PARTNERS, L.P.,
a Delaware limited partnership

By:    Magellan GP, LLC,
a Delaware limited liability company

By:	/s/ Jeff Holman

Name:	Jeff Holman

Title:	Vice President and Treasurer

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Jeff Cobb
Name:    Jeff Cobb
Title:    Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By:    /s/ Pretti Yeung
Name:    Pretti Yeung
Title:    Authorized Officer

Signature Page to First Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:    /s/ Carmen Malizia
Name:    Carmen Malizia
Title:    Director

Signature Page to First Amendment to Credit Agreement

LENDER:

BARCLAYS BANK PLC

By:    /s/ Vanessa Kurbatskiy
Name:    Vanessa Kurbatskiy
Title:    Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:    /s/ Eamon Baqui
Name:    Eamon Baqui
Title:    Vice President

Signature Page to First Amendment to Credit Agreement

6
LENDER:

ROYAL BANK OF CANADA

By:    /s/ Kristan Spivey
Name:    Kristan Spivey
Title:    Authorized Signatory

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904.6
LENDER:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:    /s/ Paul Farrell
Name:    Paul Farrell
Title:    Director

Signature Page to First Amendment to Credit Agreement

LENDER:

MORGAN STANLEY BANK, N.A.

By:    /s/ Kelly Chin
Name:    Kelly Chin
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement

LENDER:

PNC BANK NATIONAL ASSOCIATION

By:    /s/ John Berry
Name:    John Berry
Title:    Vice President

Signature Page to First Amendment to Credit Agreement

:3370904.6
LENDER:

SUMITOMO MITSUI BANKING CORPORATION

By:    /s/ Shuji Yabe
Name:    Shuji Yabe
Title:    Managing Director

Signature Page to First Amendment to Credit Agreement

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Patrick Jeffrey
Name:    Patrick Jeffrey
Title:    Vice President

Signature Page to First Amendment to Credit Agreement

EXITING LENDER:

BANK OF AMERICA, N.A.

By:    /s/ Joseph Scott
Name:    Joseph Scott
Title:    Director

Signature Page to First Amendment to Credit Agreement

EXISTING LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:    /s/ Ming K. Chu
Name:    Ming K. Chu
Title:    Vice President

By:    /s/ Virginia Cosenza
Name:    Virginia Cosenza
Title:    Vice President

Signature Page to First Amendment to Credit Agreement

EXISTING LENDER:

UBS AG, STAMFORD BRANCH

By:    /s/ Lina Gifas
Name:    Lina Gifas

Title:	Director
Banking Products Services, US

By:    /s/ Jennifer Anderson
Name:    Jennifer Anderson

Title:	Associate Director
Banking Product Services, US

Signature Page to First Amendment to Credit Agreement

0904.6
SCHEDULE 2.01
COMMITMENTS

Lender	Commitment
Wells Fargo Bank, National Association	$120,000,000
JPMorgan Chase Bank, N.A.	$120,000,000
SunTrust Bank	$120,000,000
Barclays Bank plc	$90,000,000
Citibank, N.A.	$90,000,000
PNC Bank National Association	$90,000,000
Royal Bank of Canada	$90,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$90,000,000
U.S. Bank National Association	$90,000,000
Morgan Stanley Bank, N.A.	$50,000,000
Sumitomo Mitsui Banking Corporation	$50,000,000
TOTAL	$1,000,000,000

LETTER OF CREDIT COMMITMENTS

Issuing Bank	Letter of Credit Commitment
Wells Fargo Bank, National Association	$83,333,333.34
JPMorgan Chase Bank, N.A.	$83,333,333.33
SunTrust Bank	$83,333,333.33
TOTAL	$250,000,000.00

Schedule 2.01